UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): April 12, 2017

RASNA THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333- 191083	39-2080103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
420 Lexington Avenue, Suite 2525, New York, NY		10170
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 646-396-4087

(Former name or former address, if changed since last report)

Copies to:

Jeffrey Fessler, Esq.

Sheppard, Mullin, Richter & Hampton LLP

30 Rockefeller Plaza

New York, New York 10112

Telephone: (212) 653-8700

Facsimile: (212) 653-8701

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 12, 2017, Rasna Therapeutics, Inc. issued a press release announcing that it has qualified and is now trading on the OTCQX® Best Market, operated by OTC Markets Group).

The press release is attached as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Rasna Therapeutics, Inc. Press Release dated April 12, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 12, 2017

RASNA THERAPEUTICS, INC.

By:	/s/ Tiziano Lazzaretti
Name: Tiziano Lazzaretti
Title: Chief Financial Officer